UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 26, 2020

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC
Preferred Stock, Series B Junior Participating, Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On October 26, 2020, the Board of Directors (the “Board”) of ON Semiconductor Corporation (the “Corporation”) elected Susan K. Carter to serve as a director of the Board (“Director”) and appointed her to the Audit Committee of the Board, in each case, effective as of October 28, 2020. Ms. Carter’s term as a Director will continue until the earlier of the 2021 annual meeting of stockholders of the Corporation (the “Annual Meeting”) or until her successor is duly elected and qualified, or until her earlier death, resignation, or removal. Ms. Carter’s continued service on the Board will be voted on by the Corporation’s stockholders at the Annual Meeting.

In connection with her election to the Board, Ms. Carter will participate in the standard compensation and benefits package offered to the Corporation’s non-employee Directors, as described under the heading “2019 Compensation of Directors” in the Corporation’s proxy statement relating to its 2020 annual meeting of stockholders filed with the Securities and Exchange Commission on April 6, 2020. In addition, the Corporation will enter into an indemnification agreement with Ms. Carter in connection with her appointment to the Board, which will be in substantially the same form as that entered into with the other Directors and which is incorporated herein by reference.

There are no related party transactions between the Corporation and Ms. Carter that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended, nor are there any arrangements or understandings in connection with Ms. Carter’s election to the Board other than as set forth in this Current Report on Form 8-K.

A copy of the Corporation’s press release announcing Ms. Carter’s election as a Director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On October 28, 2020, the Corporation issued a press release announcing Ms. Carter’s election to the Board. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The below exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation, dated October 28, 2020

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: October 28, 2020	By:	/s/ GEORGE H. CAVE
George H. Cave
Executive Vice President, General Counsel, Chief Compliance Officer, Chief Risk Officer, and Secretary